                                                                    EXHIBIT 10.9

                          FINANCIAL ADVISORY AGREEMENT


         THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of September 19, 2002, by and among Swift Foods Company, a Delaware corporation (together with its successors, the "Company"), Swift & Company, a Delaware corporation (together with its successors, "Swift Meats"), Swift Pork Company, a Delaware corporation (together with its successors, "Swift Pork"), Swift Beef Company, a Delaware corporation (together with its successors, "Swift Beef"), S&C Australia Holdco Pty. Ltd., an Australian corporation (together with its successors, "S&C Australia"), Australia Meat Holdings Pty. Limited, an Australian corporation ("Australia Meat"), S&C Holdco 2, Inc., a Delaware corporation ("S&C 2"), and S&C Holdco 3, Inc., a Delaware corporation ("S&C 3," and together with the Company, Swift Meats, Swift Pork, Swift Beef, S&C Australia, Australia Meat and S&C 2, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

         WHEREAS, pursuant to an Agreement, dated May 20, 2002, as amended (the "Acquisition Agreement"), the Company, through its wholly-owned subsidiaries, will acquire, own and operate the assets of the former United States and Australian beef and pork processing businesses of ConAgra Foods, Inc. (the "Acquisition");

         WHEREAS, the Clients have requested that HMCo render, and HMCo has rendered, financial advisory services to them in connection with the negotiation and implementation of the Acquisition and the debt and equity financing transactions and certain other transactions related thereto (collectively with the Acquisition, the "Transaction"); and

         WHEREAS, the Clients have requested that HMCo render financial advisory, investment banking, and other similar services to them with respect to future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, refinancing, issuances of debt or equity (whether in a private or a public offering) or other similar transaction (including asset sales or acquisitions and purchases or sales of subsidiaries or divisions directly or indirectly involving any Client or any of its subsidiaries and any other person or entity, but excluding the Divestiture (as defined in that certain Stockholders Agreement, dated as of September 19, 2002, by and among HMTF Rawhide, L.P., ConAgra Foods, Inc., Hicks, Muse, Tate & Furst Incorporated and Swift Foods Company)) (collectively, "Subsequent Transactions");

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual covenants herein contained, the Clients hereby agree with HMCo as follows:

NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.


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         1. Retention.

                  (a) The Clients hereby acknowledge that they have retained HMCo, and HMCo acknowledges that it has acted, as financial advisor to the Clients in connection with the Transaction.

                  (b) The Clients acknowledge that they have retained HMCo as their exclusive financial advisor in connection with any Subsequent Transactions that may be consummated during the term of this Agreement, and that each Client will not retain any other person or entity to provide such services in connection with any such Subsequent Transaction without the prior written consent of HMCo. HMCo agrees that it shall provide such financial advisory, investment banking and other similar services in connection with any such Subsequent Transaction as may be requested from time to time by the board of directors of any Client.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i)the tenth anniversary of the date hereof or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors) shall cease to own beneficially, directly or indirectly, any securities of any Client or its respective successors.

         3. Compensation.

                  (a) As compensation for HMCo's services as financial advisor to the Clients in connection with the Transaction, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo a cash fee equal to $15,000,000, which will be payable at (and only if and when) the closing of the Acquisition. The parties hereto agree that the compensation due pursuant to this
Section 3(a) shall be allocated among the segments of the financing for the Transaction in proportion to the dollar amount of each such segment.

                  (b) In connection with any Subsequent Transaction consummated during the term of this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo, at the closing of any such Subsequent Transaction, a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction. As used herein, the term "Transaction Value" means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds required to complete the Subsequent Transaction (excluding any fees payable to this Section 3(b)), including, without limitation, the amount of any indebtedness, equity or similar items issued, assumed or remaining outstanding and the amount of any working capital items or other assets retained by the seller in such Subsequent Transaction.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients hereby irrevocably agree, jointly and severally, to reimburse HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including, without limitation, fees and disbursements of counsel) incurred by HMCo (i) as financial advisor to the Clients in connection with the Transaction or (ii) in connection with the performance by it of the services contemplated by Section 1(b) hereof. In addition to the amounts payable to HMCo pursuant to the preceding sentence, upon consummation of the Transaction, the Clients hereby



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irrevocably agree, jointly and severally, to pay to HMCo $2,000,000 as a nonaccountable expense reimbursement.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents, independent contractors and employees (HMCo, its affiliates and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by an Indemnified Person (including, without limitation, those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) that (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients agree that in no event will HMCo be liable for any consequential, exemplary or punitive damages in connection with its performance under this Agreement. Each Client further agrees that it will not, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby



                                       3
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consents to personal jurisdiction and to service and venue in any court in which any claim, which is subject to this Agreement, is brought against HMCo or any other Indemnified Person.

         It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of such suit, action, or proceeding is improper and
(c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Each of the parties consents to process being served in any such suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations



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hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Certain Waivers. No (a) direct or indirect holder of any equity interests or securities of HMCo (whether such holder is a limited or general partner, member, stockholder or otherwise), (b) affiliate of HMCo, or (c) any direct or indirect director, officer, employee, partner, affiliate, member, controlling person, representative, or agent of HMCo, any of HMCo's respective affiliates or any such direct or indirect holder of any equity interests or securities of HMCo (collectively, the "Party Affiliates") shall have any liability or obligation of any nature whatsoever in connection with or under this letter or the transactions contemplated hereby, and each party hereto hereby waives and releases all claims against such Party Affiliates related to any such liability or obligation.

         11. Amendment and Waiver. Any provision of this Agreement may be altered, supplemented, amended, or waived by the written consent of the Clients and HMCo. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         12. Notices. All notices, requests and other communications to any party to this Agreement shall be in writing (including telex, facsimile transmission or similar writing) and shall be given to such party by messenger, telex, or facsimile transmission (a) at its address, facsimile number or telex number set forth on the signature pages hereof, or (b) such other address, facsimile number or telex number as a party may hereafter specify for the purpose by notice to each of the other parties. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section 12 and the appropriate answer back is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in or pursuant to this Section 12 and electronic confirmation of receipt is received, (iii) if given by messenger or any other means, when delivered at the address specified in or pursuant to this Section 12.

         13. Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

         14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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

         15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the parties under this Agreement shall not be materially and adversely affected thereby (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

         16. Other Understandings. All discussions, understandings and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]








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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      HICKS, MUSE & CO. PARTNERS, L.P.

                                      By:          HM PARTNERS INC.,
                                                   its General Partner


                                      By:          /s/ DAVID W. KNICKEL
                                                   -----------------------------
                                      Name:        David W. Knickel
                                                   -----------------------------
                                      Title:       Vice President and Treasurer
                                                   -----------------------------

                                                   200 Crescent Court
                                                   Suite 1600
                                                   Dallas, Texas 75201

                                      Facsimile:   (214) 720-7888


                                      SWIFT FOODS COMPANY


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323


                                      SWIFT & COMPANY


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323

                                      SWIFT PORK COMPANY


                                      By:          /s/ DEBRA L. KEITH
                                                   -----------------------------
                                      Name:        Debra L. Keith
                                                   -----------------------------
                                      Title:       Vice President, Tax
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323


                                      SWIFT BEEF COMPANY



                                      By:          /s/ DEBRA L. KEITH
                                                   -----------------------------
                                      Name:        Debra L. Keith
                                                   -----------------------------
                                      Title:       Vice President, Tax
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323


                                      S&C AUSTRALIA HOLDCO PTY. LIMITED


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Attorney-in-Fact
                                                   -----------------------------

                                                   c/o Swift & Company
                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323

                                      AUSTRALIA MEAT HOLDINGS PTY. LTD.


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Attorney-in-Fact
                                                   -----------------------------

                                                   c/o Swift & Company
                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323


                                      S&C HOLDCO 2, INC.


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323


                                      S&C HOLDCO 3, INC.


                                      By:          /s/ PATRICK J. KOLEY
                                                   -----------------------------
                                      Name:        Patrick J. Koley
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                                   1770 Promontory Circle
                                                   Greeley, Colorado 80634
                                                   Attn: President

                                      Facsimile:   (970) 506-8323